UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2009
HMS Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

New York	000-50194	11-3656261

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)
401 Park Avenue South, New York, New York 10016
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (212) 725-7965
Not applicable.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Employment Agreement for Robert M. Holster, Chairman
     On March 1, 2009, HMS Holdings Corp. (the “Company”) entered into an Amended and Restated Employment Agreement with Robert M. Holster pursuant to which Mr. Holster will serve as Chairman of the Company’s Board of Directors. The Amended and Restated Employment Agreement was effective as of March 1, 2009 and provides for his employment through February 28, 2011, at a base salary of $250,000 per year. Mr. Holster is eligible to receive bonus compensation from the Company in respect of each fiscal year (or portion thereof) during the term of employment, in each case as may be determined by the Board of Directors in its sole discretion on the basis of performance-based or such other criteria as may be established from time to time by the Board of Directors. The Amended and Restated Employment Agreement also includes provisions triggered by a qualifying change in control transaction. The Amended and Restated Employment Agreement replaces the previous employment agreement between the Company and Mr. Holster.
Employment Agreement for William C. Lucia, Chief Executive Officer
          On March 1, 2009, HMS Holdings Corp. (the “Company”) entered into an Amended and Restated Employment Agreement with William C. Lucia pursuant to which Mr. Lucia will serve as Chief Executive Office of the Company. The Amended and Restated Employment Agreement was effective as of March 1, 2009 and provides for his employment through February 28, 2011, at a base salary of $400,000 per year. Mr. Lucia is eligible to receive bonus compensation from the Company in respect of each fiscal year (or portion thereof) during the term of employment, in each case as may be determined by the Board of Directors in its sole discretion on the basis of performance-based or such other criteria as may be established from time to time by the Board of Directors. The Amended and Restated Employment Agreement also includes provisions triggered by a qualifying change in control transaction. The Amended and Restated Employment Agreement replaces the previous employment agreement between the Company and Mr. Lucia.
     Mr. Holster and Mr. Lucia each signed their respective Amended and Restated Employment Agreements to effect the modifications. A copy of the Amended and Restated Employment Agreement between the Company and Mr. Robert M. Holster is attached as Exhibit 10.1 and incorporated herein by reference. A copy of the Amended and Restated Employment Agreement between the Company and Mr. William C. Lucia is attached hereto as Exhibit 10.2 and incorporated herein by reference. The foregoing descriptions of the Amended and Restated Employment Agreements are qualified in their entirety by reference to the full text of the agreements

Exhibit Number	Exhibit Description

10.1	Amended and Restated Employment Agreement between HMS Holdings Corp and Robert M. Holster

10.2	Amended and Restated Employment Agreement between HMS Holdings Corp and William C. Lucia

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: March 5, 2009

By:	/s/ Walter D. Hosp
Walter D. Hosp
Chief Financial Officer (Principal Financial Officer and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Amendment to Amended and Restated Employment Agreement between HMS Holdings Corp and Robert M. Holster.

10.2	Amendment to Amended and Restated Employment Agreement between HMS Holdings Corp and William C. Lucia.